UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 24, 2002

8X8, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-21783	77-0142404
(Commission File Number)	(I.R.S. Employer Identification No.)

2445 Mission College Blvd.
Santa Clara, CA    95054
(Address of principal executive offices, including zip code)

(408) 727-1885
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events

On July 24, 2002, 8x8, Inc. issued a press release announcing that James Sullivan has been appointed chief financial officer of 8x8, Inc., replacing David Stoll. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

99.1    Press Release dated July 24, 2002.

SIGNATURES

Pursuant to the requirements of the Security Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2002

8X8, INC.

(Registrant)

By:	/s/ JAMES SULLIVAN

James Sullivan
Chief Financial Officer, Vice President of Finance and Secretary (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated July 24, 2002.